ASTON/Pictet International Fund

Summary Prospectus – March 16, 2015	Ticker: Class N–APINX, Class I–APCTX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/forms-prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus dated February 28, 2015, as supplemented on March 16, 2015, and statement of additional information dated February 28, 2015 are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee (on shares held less than 90 days, as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	2.11%	2.11%
Total Annual Fund Operating Expenses	3.26%	3.01%
Fee Waiver and/or Expense Reimbursement(a)	(1.86)%	(1.86)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.40%	1.15%
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses, through February 29, 2016, to the extent that operating expenses exceed 1.40% of the Fund’s average daily net assets with respect to Class N shares and 1.15% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 29, 2016, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees are waived or expenses are reimbursed, the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s Total Annual Operating Expenses for a class, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses, remain at or below the Operating Expense Limit after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$143	$830	$1,541	$3,431
Class I Shares	117	755	1,418	3,195

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the period from April 14, 2014, when the Fund commenced investment operations, through the Fund’s fiscal year end on October 31, 2014, the Fund’s portfolio turnover rate was 25.82%.

Aston Funds	1	Summary Prospectus

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in equity securities, principally common stocks, of non-U.S. companies. The Fund emphasizes companies whose principal activities are located in countries represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. Companies generally may be considered to have principal activities in a country if they are organized or headquartered in such country or their stock principally trades in markets located in such country. The Fund may invest to a more limited extent in other developed countries such as the United States or Canada. The Fund may also invest in securities of companies that are listed, or whose principal business activities are located in emerging market countries. The Fund may invest in companies of all sizes, including small- and mid-cap companies.

The subadviser seeks to build a portfolio of companies that trade below their underlying (“intrinsic”) value at the time of purchase. To identify such stocks, the investment process utilizes bottom-up fundamental analysis that focuses on future growth in cash generation and cash returns on the capital employed in the business. Because the portfolio is focused on both growth and valuation, the portfolio has Growth at a Reasonable Price (“GARP”) characteristics. The subadviser calculates an intrinsic value for candidate companies using complimentary long-term forecasting techniques, and to establish an investment thesis with clearly identified investment drivers. The subadviser builds and maintains a portfolio that seeks to combine high conviction ideas, while diversifying their underlying investment drivers. The Fund’s regional and country allocations, industry sector allocations and market capitalization ranges are a result of the bottom-up selection process. The Fund may purchase or sell foreign currencies to hedge against changes in the value of the U.S. dollar or to help protect the value of foreign securities that it purchases. The subadviser adheres to a structured sell discipline by monitoring performance, target price levels, risk and the overall investment case of the stocks in the portfolio.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Emerging Market Securities Risk. In addition to the general foreign securities risks described below, investing in emerging market countries is subject to a number of risks, including:

■	Economic structures that are less diverse and mature than those of developed countries
■	Less stable political systems and less developed legal systems
■	National policies that may restrict foreign investment
■	Wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations
■	Smaller securities markets, making investments less liquid
■	Special custody arrangements

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are heightened for issuers located in emerging markets. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than similar costs associated with securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

GARP Style Risk. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Because different types of stocks go in and out of favor with investors depending on prevailing market and economic conditions, the Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform.

Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in securities of issuers located in a single country or geographic region, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Aston Funds	2	Summary Prospectus

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

New Fund Risk. The Fund is recently formed and has a limited operating history. If the Fund does not grow to a viable size due to market factors, performance or the inability to attract assets, the Fund may be liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Style Risk. The subadviser’s stock selection strategy includes both value and growth factors. During periods when value investing significantly outperforms growth investing, or during periods when growth investing significantly outperforms value investing, the Fund may underperform funds that exclusively employ the favored investing style.

FUND PERFORMANCE

The Fund does not have a full calendar year of operations. Performance information will be included in the Fund’s next annual or semi-annual shareholder report.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Pictet Asset Management Limited (“PAM”) serves as the subadviser to the Fund.

Mr. Fabio Paolini, CFA, Head of EAFE Equities at PAM, has served as the Fund’s Lead Portfolio Manager since the Fund’s inception in April 2014. Ms. Swee-Kheng Lee, Senior Investment Manager of Developed Equities at PAM, and Mr. Benjamin Beneche, CFA, Investment Manager of Developed Equities at PAM, have served as Co-Portfolio Managers of the Fund since the Fund’s inception in April 2014.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Aston Funds	3	Summary Prospectus

PCT315

Aston Funds	4	Summary Prospectus